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         SECURITIES AND EXCHANGE COMMISSION

             Washington, D.C. 20549

                    FORM 8-K

                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the

         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 24, 1998
                                                 --------------

                ENVIRODYNE INDUSTRIES, INC.
  -----------------------------------------------------
  (Exact name of registrant as specified in its charter)



          Delaware                  0-5485          95-2677354
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(State or other jurisdiction of  (Commission    (I.R.S. Employer
incorporation or organization)    File No.)      Identification
                                                 No.)


6855 West 65th Street, Chicago, Illinois        60638
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(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code: (708) 496-4200
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           Page 1 of    Pages

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Item 2.  Acquisition or Disposition of Assets
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     In September, 1997, Envirodyne Industries, Inc. ("Envirodyne")
retained Donaldson, Lufkin and Jenrette Securities Corporation to explore Envirodyne's strategic alternatives. As part of this process, Envirodyne solicited offers to purchase business units including, among others, Sandusky Plastics, Inc. ("Sandusky") and Clear Shield National, Inc. ("Clear Shield"). In June 1998, the Board of Directors of Envirodyne accepted Solo Cup Company's offer to purchase the capital stock of Clear Shield and Whirley Industries, Inc.'s offer to purchase the capital stock of Sandusky.

     On June 12, 1998, Envirodyne completed the sale of its wholly owned subsidiary, Sandusky to Whirley Industries, Inc. for cash pursuant to a Stock Purchase Agreement, dated June 9, 1998. The assets and liabilities involved in the sale included, among other things, receivables, inventories, other current assets, property, plant and equipment, accounts payable and other current liabilities.

     On July 24, 1998, Envirodyne completed the sale of its wholly owned subsidiary, Clear Shield, to Solo Cup Company for $140 million cash (subject to a working capital adjustment) pursuant to a Stock Purchase Agreement, dated June 5, 1998. The assets and liabilities involved in the sale included, among other things, receivables, inventories, other current assets, property, plant and equipment, excess reorganization value, accounts payable and other current liabilities and short and long-term debt.


Item 7. - Financial Statements and Exhibits
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     Unaudited pro forma financial information with respect to
the disposition of Clear Shield and Sandusky is attached as an exhibit to this Form 8-K.

Exhibits:

   2     Stock Purchase Agreement, dated June 5, 1998, between
         Envirodyne Industries, Inc. and Solo Cup Company, as amended.

  99 Unaudited pro forma financial information of Envirodyne with respect to the disposition of Clear Shield and Sandusky.

                      SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          ENVIRODYNE INDUSTRIES, INC.
                          ----------------------------
                          Registrant




                          By:/s/ Gordon S. Donovan
                             ---------------------
                             Gordon S. Donovan
                             Vice President, Chief
                             Financial Officer and
                             Treasurer


August 10, 1998


Exhibit No.          Description of Exhibits              Page

  2 Stock Purchase Agreement, dated June 5, 1998, between Envirodyne Industries, Inc. and
            Solo Cup Company, as amended.

  99 Unaudited pro forma financial information of Envirodyne with respect to the disposition of Clear Shield and Sandusky